Commitments	12 Months Ended
Dec. 31, 2016
Commitments [Text Block]
10.	Commitments

On April 24, 2015 the Company entered into an agreement to lease approximately 17,000 square feet in a property located at 6420 Abrams, St-Laurent, Québec. The Lease has a 10 year and 6 -month term commencing September 1, 2015. IntelGenx has retained two options to extend the lease, with each option being for an additional five years. Under the terms of the lease IntelGenx is required to pay base rent of approximately CAD$110 thousand (approximately $82 thousand) per year, which will increase at a rate of CAD$0.25 ($0.19) per square foot every two years.

The aggregate minimum rentals, exclusive of other occupancy charges, for property leases expiring in 2026, are approximately $824 thousand, as follows:

2017	$83
2018	85
2019	87
2020	89
2021	90
Thereafter	390